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                                                                    EXHIBIT 10.3

                                AcuBid.com Inc.

                                                                     May 6, 1999

Rollie Fingers
4894 Cliff Street
San Diego, Ca.

Dear Mr. Fingers:

     This letter shall serve as an understanding of the agreement between Rollie Fingers (Advisor) and AcuBid.com Inc. (Company).

A:   ADVISOR AGREES TO PERFORM THE FOLLOWING FUNCTIONS FOR THE COMPANY.

1.   Act as a member of the Company's Sports Advisory Board.

2. Advisor will assist the Company in obtaining and creating sports memorabilia to be sold on the Company's website.

3. Advisor will assist the Company on an ongoing basis to develop a relationship with and obtain collectible items from active and retired professional athletes as the parties shall agree.

4. Advisor shall grant the Company the right to use his name as a member of such board on all advertising endeavors undertaken by the Company.

5. Advisor shall make himself available not less than 2 hours per month to hold online conversations with customers and clients of the Company on its website.

B:   COMPANY AGREES TO PAY ADVISOR THE FOLLOWING COMPENSATION


1. 25,000 options at $1.75 for services as an Advisory Board member. The options shall vest immediately and upon exercise and written notice to the Company the shares issued under this paragraph will be registered for sale under Section S8 of the Securities Act of 1934.

3. The Company agrees to explore the possibility of involving Advisor directly in sales which would involve negotiating an increased compensation package.

THIS AGREEMENT SHALL BE RENEWABLE EACH YEAR AT THE MUTUAL AGREEMENT OF THE PARTIES FOR SUCCESSIVE ONE YEAR TERMS.

Agreed to by:


/s/ ROLLIE FINGERS          5/6/99          /s/ [Signature Illegible]    5/6/99
--------------------      ----------        --------------------------   ------
Rollie Fingers            Date              AcuBid.com, Inc.             Date


          7720 B El Camino Real, Suite 503  Carlsbad, California 92009